                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: FEBRUARY 21, 1997
             (DATE OF EARLIEST EVENT REPORTED: FEBRUARY 21, 1997)


                           STILLWATER MINING COMPANY
                           -------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                  0-25090                     81-0480654
       ---------------------         ----------               ------------------
    (STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)


                  536  E. PIKE AVENUE
                  POST OFFICE BOX 1330
                  COLUMBUS, MONTANA                               59019
        ----------------------------------------               ----------
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                (303) 978-2525
             ----------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 5.  OTHER EVENTS.

          Reference is hereby made to the Press Release dated February 21, 1997, a copy of which is attached hereto as Exhibit A and incorporated herein by reference in its entirety.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  STILLWATER MINING COMPANY



Date: February 21, 1997           By:    /s/ John E. Andrews
                                      ---------------------------
                                      John E. Andrews
                                      President